                       Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-19475, 333-06569, and 33-87826) and on Form S-3 (No.
333-37529) of Aasche Transportation Services, Inc. and in the related Prospectus of our report dated January 6, 1998, with respect to the financial statements of Jack Gray Transport Municipal Solid Waste Division included in Form 8-K/A of Aasche Transportation Services, Inc. dated March 30, 1998, filed with the Securities and Exchange Commission.



/s/ Ernst & Young LLP


Chicago, Illinois
January 6, 1998